VIEs - Schedule of Cash Flows Received from Trusts (Details) - VIE, Not Primary Beneficiary - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Variable Interest Entity [Line Items]
Receivables securitized	$ 1,307,339	$ 1,060,931	$ 0
Net proceeds from new securitizations	174,863	1,003,695	0
Cash received for servicing fees	59,277	24,473	8,512
Total cash received from Trusts	$ 234,140	$ 1,028,168	$ 8,512